THORNBURG INVESTMENT TRUST

Supplement dated March 23, 2026

to each Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated January 15, 2026, as supplemented, of Thornburg American Opportunities Fund (formerly, Thornburg Small/Mid Cap Core Fund) and Thornburg Focus Growth Fund (formerly, Thornburg Small/Mid Cap Growth Fund) (each, a “Fund” and, together, the “Funds”), each a series of Thornburg Investment Trust

Effective immediately, the investment advisory fee rate for each Fund is reduced and will be calculated in accordance with the following breakpoint schedule:

Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.795%
$500 million to $1 billion	0.745%
$1 billion to $1.5 billion	0.695%
$1.5 billion to $2 billion	0.645%
Over $2 billion	0.595%

In connection with this change, the breakpoint schedule relating to investment advisory fees in the “Investment Advisory and Administrative Services Fees” section of each Prospectus of each Fund is deleted and replaced in its entirety with the above breakpoint schedule.

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Shareholders should retain this supplement for future reference. This supplement provides new information beyond that contained in each Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction therewith.